Exhibit 99.1

Runway Growth Capital Announces Combination with BC Partners Credit

-      BC Partners’ credit arm to acquire Runway Growth Capital as a long-term, strategic investment, complementing BC’s existing platform across private lending, opportunistic credit and specialty finance

-     Runway Growth Capital will continue to operate independently and serve as the external investment adviser to Runway Growth Finance, a publicly traded business development company, with the current leadership and investment teams remaining in place

-     Transaction will expand origination channels, enhance investment solutions, and accelerate capital formation and fundraising capabilities as Runway Growth Capital seeks to strengthen the venture ecosystem

MENLO PARK, Calif. and New York, October 31, 2024 /PRNewswire/ -- Runway Growth Capital LLC ("Runway"), a leading provider of growth loans to both venture and non-venture-backed companies seeking an alternative to raising equity, and BC Partners Credit, the $8 billion credit arm of BC Partners, an approximately $40 billion AUM alternative investment firm, today announced a definitive agreement whereby BC Partners Credit will acquire Runway.

Following the closing of the transaction, Runway will remain the investment adviser to investment funds, including Runway Growth Finance Corp. (Nasdaq: RWAY) (“Runway Growth Finance”), a business development company, and other private funds. Runway’s current management team and investment personnel are expected to continue to serve as officers and senior management. Runway Growth Finance will be well positioned to capitalize on a broader range of investment and value creation opportunities with access to BC Partners’ origination capabilities and expansive platform.

Runway Founder and Chief Executive Officer David Spreng commented, “This transaction is expected to deliver increased value for both investors and borrowers in the near- and long-term as we join the BC Partners Credit platform. Our strategic partnership positions Runway to accelerate originations within our ideal investment range of $30-150 million and expand our offerings to both target companies and sponsors. The combination will enhance our capabilities by introducing structured equity preferred investments, asset-based lending, and the ability to operate in new strategies such as equipment leasing, while strengthening our sponsor relationships through fund finance and other fund-level offerings. By combining BC Partners’ resources and scale with our network, expertise and differentiated presence in the market, we believe Runway will deliver more comprehensive financing solutions for a wider range of companies. Moving forward, we expect that our investors will benefit from increased exposure and access to a greater number of investment opportunities, additional diversification and the potential for attractive risk-adjusted returns.”

Ted Goldthorpe, Head of BC Partners Credit, said, “David and the team at Runway have built one of the most well-respected platforms across growth and venture lending. Their solutions are sought after by fast growing companies, and we look forward to building on their momentum. As a virtue of being part of the BC Partners Credit platform, we see many compelling opportunities for Runway to generate additional origination activities, optimize its capital structure and create value for investors and borrowers. Likewise, the acquisition is quite strategic for BC Partners Credit, as we expand our offerings through a robust suite of financing solutions to all stakeholders. We will continue to accelerate our growth trajectory, establishing BC Partners Credit as a best-in-class, fully diversified credit manager, serving a multi-trillion-dollar market with strong tailwinds.”

Transaction Timing

The closing of the transaction, which is expected to occur in the fourth quarter of 2024, is subject to customary closing conditions, including approval of a new investment advisory agreement with Runway, by Runway Growth Finance’s stockholders, the terms of which are expected to remain the same as the existing investment advisory agreement. The Runway Growth Finance Board of Directors unanimously recommends that stockholders approve the new investment advisory agreement, under which Runway will continue in its capacity as the company's investment adviser. Senior management of Runway Growth Capital LLC has agreed to vote their shares in favor of the transaction.

Advisors

Oppenheimer & Co. Inc. is acting as exclusive financial advisor to Runway Growth Capital LLC. Wachtell, Lipton, Rosen & Katz is acting as legal counsel to Runway Growth Capital LLC and Eversheds Sutherland (US) LLP is acting as legal counsel to the independent directors of Runway Growth Finance. Simpson Thacher & Bartlett LLP is acting as legal counsel to BC Partners.

About Runway Growth Capital LLC

Runway Growth Capital LLC is the investment adviser to investment funds, including Runway Growth Finance Corp. (Nasdaq: RWAY), a business development company, and other private funds, which are lenders of growth capital to companies seeking an alternative to raising equity. Led by industry veteran David Spreng, these funds provide senior term loans of a target of $30 million to $150 million to fast-growing companies based in the United States and Canada. For more information on Runway Growth Capital LLC and its platform, please visit www.runwaygrowth.com.

About Runway Growth Finance Corp.

Runway Growth Finance is a growing specialty finance company focused on providing flexible capital solutions to late- and growth-stage companies seeking an alternative to raising equity. Runway Growth Finance is a closed-end investment fund that has elected to be regulated as a business development company under the Investment Company Act of 1940. Runway Growth Finance is externally managed by Runway Growth Capital LLC, an established registered investment adviser that was formed in 2015 and led by industry veteran David Spreng. For more information, please visit www.runwaygrowth.com.

About BC Partners & BC Partners Credit

BC Partners is a leading international investment firm in private equity, private debt, and real estate strategies. BC Partners Credit was launched in February 2017, with a focus on identifying attractive credit opportunities in any market environment, often in complex market segments. The platform leverages the broader firm's deep industry and operating resources to provide flexible financing solutions to middle-market companies across Business Services, Industrials, Healthcare and other select sectors. For further information, visit www.bcpartners.com/credit-strategy.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance, condition, or results and involve a number of risks and uncertainties, which change over time. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Runway’s filings with the Securities and Exchange Commission. Runway undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Additional Information and Where to Find It

In connection with the proposed transaction, Runway Growth Finance Corp. intends to file relevant materials with the SEC, including a preliminary and definitive proxy statement on Schedule 14A ("Proxy Statement") that will provide additional information about the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, AMONG OTHER THINGS, ABOUT RUNWAY GROWTH FINANCE CORP., RUNWAY GROWTH CAPITAL LLC, BC PARTNERS, BC PARTNERS CREDIT, AND THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT. Investors and stockholders may obtain these documents (and any other documents filed by the Company with the SEC) free of charge at the SEC's website at http://www.sec.gov and from Runway Growth Finance Corp.'s website (www.investors.runwaygrowth.com). Investors and stockholders may also obtain free copies of the proxy statement (when it becomes available) and other documents filed with the SEC by Runway Growth Finance Corp. free of charge by contacting Investor Relations at investors@runwaygrowth.com. Investors and stockholders are urged to read the Proxy Statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed new investment advisory agreement.

Participants in the Solicitation

Runway Growth Finance Corp., Runway Growth Capital LLC, BC Partners, and BC Partners Credit may be deemed to be participants in the anticipated solicitation of proxies from Runway Growth Finance Corp.’s stockholders in connection with the transaction. Information regarding Runway Growth Finance Corp.’s directors and executive officers is available in its definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on July 3, 2024, and subsequent filings which the company has made with the SEC. Information regarding Runway Growth Capital LLC's directors and officers is available on its Form ADV currently on file with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, which may be different than those of the Runway Growth Finance Corp.’s stockholders generally, will be set forth in the Proxy Statement when it becomes available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

IR Contacts:

Alex Jorgensen, Prosek Partners, rway@prosek.com

Thomas B. Raterman, Chief Financial Officer and Chief Operating Officer, tr@runwaygrowth.com

Media Contact:

Josh Clarkson, Prosek Partners, rway@prosek.com

Media Contact for BC Partners:

Daniel Yunger / Shea Vilardi

daniel.yunger@kekstcnc.com / shea.vilardi@kekstcnc.com

SOURCE Runway Growth Capital LLC